UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            August 27, 2009
                            ---------------

                        The Small Business Company
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                               Delaware
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-52184                       55-0808106
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                            1380 Willow Street
                           San Diego, CA  92106
          --------------------------------------------------------
                 (Address of Principal Executive Offices)

                             (619) 241-2844
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Moore & Associates, Chartered

   On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore & Associates, Chartered, causing the board of directors of The Small Business Company to concurrently dismiss Moore & Associates, Chartered (the "Dismissal") and appoint a new independent registered public accounting firm.

   The reports of Moore & Associates, Chartered on the audited financial statements of The Small Business Company (the "Registrant") for the fiscal years ended June 30, 2008 and June 30, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification in its audit report dated September 29, 2008 on the Registrant's financial statements for the fiscal years ended June 30, 2008 and June 30, 2007.

   During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

   On September 2, 2009, the Registrant provided Moore and Associates, Chartered with a copy of the disclosures contained this Form 8-K and requested Moore and Associates, Chartered furnish the Registrant with a letter addressed to the U. S. Securities and Exchange Commission stating whether Moore and Associates, Chartered agrees with the above statements, and if not, the respects in which Moore and Associates, Chartered does not agree. The Company will file the letter requested from Moore and Associates, Chartered by amendment to this report when provided.



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(b)  Engagement of Seale and Beers, CPAs

   On August 27, 2009 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Seale and Beers, CPAs as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       The Small Business Company
                                  -----------------------------------
                                              Registrant


                                   /s/ David Larson
                                  -----------------------------------
                                  By:  David Larson
                                  Its: President

Dated: September 2, 2009


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